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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 9, 2000

                           INTERFOODS OF AMERICA, INC.
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             (Exact name of registrant as specified in this charter)

           Nevada                      000-21093                59-3356011
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

         9400 South Dadeland Boulevard, Suite 720, Miami, Florida 33156
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              (Address and Zip Code of Principal Executive Offices)

                   Issuer's Telephone Number: (305) 670-0746

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Item 1. Changes in control of registrant.

        Not Applicable.

Item 2. Acquisition or disposition of assets.

        On July 21, 2000, pursuant to an Asset Purchase Agreement, the Company acquired the assets of two Popeye's restaurants on the west coast of Florida for approximately $ 2.1 million. The company financed the acquisition with $1.6 million of debt and paid the balance in cash from funds of the Registrant. A related party will be leasing the stores for market value in order to fully amortize the total cost of the acquisition.

        On July 27, 2000, pursuant to an Asset Purchase Agreement, the Company acquired the assets of two additional Popeye's restaurants in Illinois for approximately $ 1.8 million cash, all of which financed the acquisition with $1.8 million of additional debt. These stores are in the same television market as our St. Louis restaurants.

Item 3. Bankruptcy or receivership.

        Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

        On August 3, 2000, the Company and Arthur Andersen LLP mutually agreed to terminate their relationship. Arthur Andersen LLP's report covering the Company's September 30, 1999 and 1998 financial statements did not include a modification disclaimer or adverse opinion. Arthur Andersen LLP's resignation was accepted by the Company's Board of Directors on August 7, 2000. During fiscal 1999 and 1998 and the period through August 3, 2000, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During fiscal 1999 and 1998, and during the period though August 3,2000 there were no reportable transactions.

        The Company is currently interviewing independent auditors to replace Arthur Andersen LLP. A response will be filed in a separate 8-K upon engagement of new independent auditors.

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Item 5. Other events.

        Not Applicable.

Item 6. Resignation of registrant's directors.

        Not applicable.

Item 7. Financial Statement and Exhibits.

        (a)      Exhibits

        Letter from Registrant's former certifying accountant confirming the statements in Item 4 above previously filed by Arthur Andersen LLP with the Securities and Exchange Commission is incorporated herein by reference.

Item 8. Change in Fiscal Year

        Not applicable.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INTERFOODS OF AMERICA, INC.
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                                  (Registrant)

                           By: /S/ ROBERT BERG
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                               Robert Berg, Chief Executive Officer

Dated: August 9, 2000.

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